Blue Capital Reinsurance Holdings Ltd. (NYSE: BCRH)
Investor Update
Q3 2016
Blue Capital Management Ltd. is licensed to conduct investment business by the Bermuda Monetary Authority
Blue Capital is a registered trademark
Exhibit 99.1

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Safe Harbor Statement
Some of the statements in this presentation may include, and Blue Capital Reinsurance Holdings Ltd. (the “Company” of “BRCH”) and the Company’s manager, Blue Capital Management Ltd.
(“Blue Capital”) may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-
looking
statements
both
with
respect
to
us
in
general
and
the
insurance
and
reinsurance
sectors
specifically,
both
as
to
underwriting
and
investment
matters.
Statements
that
include the words
"should," “would,” "expect," "estimates", "intend," "plan," "believe," "project," “target,” "anticipate," "seek," "will," “deliver,” and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions, decreased demand for property and casualty reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, uncertainties in our reserving process, changes to our tax status, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, operational risk, including the risk of fraud and errors and omissions, as well as technology breaches or failure, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, a breach in our underwriting guidelines, potential treatment
of
us
as
an
investment
company
or
a
passive
foreign
investment
company
for
purposes
of
U.S.
securities
laws
or
U.S.
federal
taxation,
respectively,
our
dependence
as
a
holding
company upon dividends or distributions from our operating subsidiaries, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015
and
in
our
Quarterly
Reports
on
Form
10-Q
for
the
quarters
ended
March
31,
2016,
June
30,
2016
and
September
30,
2016.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents on file with the Securities and Exchange
Commission. Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Regulation G Disclaimer
In this presentation, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other
companies,
better
explain
the
Company's
results
of
operations
in
a
manner
that
allows
for
a
more
complete
understanding
of
the
underlying
trends
in
the
Company's
business. However,
these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Return
on
Equity
(ROE)
is
comprised
using
the
average
common
equity
calculated
as
the
arithmetic
average
of
the
beginning
and
ending
common
equity
balances
by
quarter
for
stated
periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Achieving Strong Returns Through Focusing Solely on
Catastrophe Risks
An alternative investment manager focused exclusively on the insurance-linked (“ILS”) asset class
Run by a team of market leading professionals experienced in insurance and capital markets
Managed approximately $672 million in assets across a range of ILS strategies as of December 31,
2015
Blue Capital is wholly owned by Endurance
Exclusive focus on catastrophe reinsurance exposures
Well diversified exposure risk profile is across global geographies, products and insurers
Underwrites collateralized reinsurance contracts offering attractive risk adjusted returns
A specialist reinsurance holding company (listed on the NYSE in November 2013)
Provides investors with access to returns largely uncorrelated returns to financial markets
$179.2 million of capital as of September 30, 2016
Target return on common equity equal to 800 basis points over the three-month U.S. Treasury yield per annum

Blue Capital
Reinsurance
Holdings (“BCRH”)
BCRH’s
Strategy
Blue Capital
Management Ltd.
(“Blue Capital”)
1
The
target
long-term
net
return
referenced
above
is
a
forward-looking
statement
that
involves
risks
and
uncertainties.
Accordingly,
there
are
or
may
be
important
factors
that
could
cause
actual
returns
to
differ
materially
from
the
target
long-term
net
return.
Realization
of
the
target
long-term
net
return
is
dependent
upon,
(i)
the
portfolio
of
risks
that
BCRH
constructs,
(ii)
the
pricing
BCRH
is
able
to
attain
for
the
risks
underwritten,
(iii)
BCRH’s
investment
return,
(iv)
the
efficacy
of
the
proprietary
catastrophe
modeling
tools
utilized
by
BCRH
in
estimating
claims
activity,
(v)
the
claims
activity
BCRH
actually
experiences
and
(vi)
BCRH’s
ongoing
corporate
expenses.
For
a
listing
of
risks
related
to
BCRH
and
its
future
performance,
please
see
“Risk
Factors”
in
BCRH’s
most
recent
Annual
Report
on
Form
10-K
and
Quarterly
Report
on
Forms
10-Q.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
BCRH Has Delivered Strong Investor Returns

Fully Converted Book Value Per Common Share
From
December
31,
2013
–
September
30,
2016
1.
Dividend
yield
calculated
by
dividing
dividends
paid
during
the
year
by
the
beginning
of
the
year
share
price.
The company intends to distribute through
dividends or share repurchases a minimum
of 90% of annual distributable income
Dividends have historically included
recurring dividends of $0.30 for the first
three quarters of the year and a special
dividend paid in the first quarter of the
following year
Attractive Dividend Yields
From
December
31,
2013
–
September
30,
2016
2014
2015
2016
Beg. Stock Price
18.37
$
17.75
$
17.15
$
Dividends Paid
0.90
$
1.56
$
2.14
$
Dividend Yield
4.9%
8.8%
12.5%
$19.80
$20.62
$21.41
$20.44
$0.90
$2.46
$4.60
$0
$5
$10
$15
$20
$25
$30
2013
2014
2015
3Q16
Diluted Book Value Per Share

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Introduction to Reinsurance Risk Transfer

Risk Distribution Chain
Households buy insurance from
Insurance Companies
Reinsurers opportunistically hedge against  the
risk of infrequent large losses
Traditional
Insurance Companies purchase Catastrophe
Reinsurance to protect against infrequent large losses
Insurance
Companies
Reinsurers
Retrocessionaires
Traditional
Collateralized
Reinsurance
Industry Loss
Warranties (ILWs)
Catastrophe
Bonds
BCRH Business
focus
Reinsurance Products
Retrocession
BCRH can invest in these products opportunistically,
but they are not the key focus
Households
Traditional
Reinsurance
Transparency of the underlying risk is key to optimal portfolio construction
Excess
Low
Medium
High
Collateralized

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Execution of a
Successful Strategy

Preferred access to catastrophe market opportunities
Returns are generated from the construction of a portfolio of in catastrophe reinsurance contracts
Avoid non-catastrophe risks such as surety, casualty, accident and health and other long tail reinsurance lines of business
Strong inception to date performance Percentage?
Minimal underlying investment asset risk
Invested collateral is Cash or Cash equivalent securities held in custody by Bank of New York
Mellon
Disciplined approach to portfolio execution
Seasoned team equipped with analytics and optimized pricing metrics
Risk management provided by our proprietary pricing and portfolio management system
Leveraging the strength and expertise of Blue Capital
Allows broad access through a global network of operations headquartered in Bermuda
Leverages Endurance’s staffing and provides access to a well diversified global catastrophe book of business
Well positioned to manage the pricing cycle with strong brand recognition, a successful multi-
year track record and its strategic relationship with Endurance

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Michael McGuire
Chairman of The Board
D. Andrew Cook
Audit Committee
Chairman
Experienced Team and Strong Oversight

BCRH Board Of
Directors
Adam Szakmary
Chief Executive Officer
John Weale
Compensation &
Nominating Committee
Chairman
Eric Lemieux
Lead Director
•
CFO of Endurance
since 2006
•
Extensive insurance
industry experience
•
CFO Global Partners
Acquisition Corp
•
Financial Expert
•
Active in the launch of
Blue Capital in 2012
•
CEO of BCRH since
August 2015
•
Has held numerous
industry executive roles
•
Over 30 years industry
experience
•
Extensive catastrophe
risk management
experience
•
Fellow of the Casualty
Actuarial Society
BCRH Officers
Adam Szakmary
Chief Executive Officer
Greg Garside
Chief Financial Officer
John Del Col
Secretary

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
What Differentiates BCRH from a Traditional Reinsurer?
Blue Capital
Reinsurance Holdings Ltd.
Traditional
Reinsurer
Business Focus
Collateralized
property catastrophe reinsurance
Diversified portfolio of short-tail and long-tail
reinsurance and other specialty insurance and
reinsurance lines
Security Offered
Clients
Cash collateral, no leverage
“Promise to Pay” backed by financial strength ratings
Capital
Management
Policy
Low single-digit dividend yield (typically 1-3%)
Risk
Profile
Primarily natural catastrophe risks, predefined single
event exposures
Multitude of different risks including catastrophe risks,
other frequency and severity insurance risks, interest
rate, credit risk, equity risk, long-tail reserve risk, capital management, etc.
Investment
Profile
Cash and cash
equivalents, no investment risk or
volatility
Portfolio of fixed income, equity and hedge fund
investments with interest rate, credit and market risk
BCRH is a “pure play” catastrophe reinsurance alternative investment, which has paid out 90% of its distributable income for 2014 and 2015

Target minimum dividends and/or share repurchases of
90% of distributable income

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Geographic Distribution of Premiums
Portfolio of risks globally diversified by over 1,800 underlying contracts

BCRH maintains a diversified
portfolio of global risks
Successfully bound $42.5 million of
year to date annual premiums which
will be mainly recognized throughout
2016
Inforce portfolio as of July 1, 2016
consisted of 27% first event
coverages, 50% quota shares and
the remaining balance supports
second and subsequent events
*
(1)
“Worldwide” comprises reinsurance contracts that cover risks in more than one geographic area and do not specifically exclude the U.S.
(2)
“Worldwide, excluding U.S.” comprises reinsurance contracts that cover  risks in more than one geographic area but specifically exclude the U.S.
3Q16 YTD
($ in millions)
September 30, 2016
Worldwide
(1)
$26.2
76%
USA:
Nationwide
$3.4
10%
Florida
$2.8
8%
Gulf region
$0.8
2%
California
$0.3
1%
Mid-Atlantic Region
$0.4
1%
Midwest region and other
$0.4
1%
Worldwide, excluding U.S.
(2)
$0.2
1%
$34.5
100%
*
Investors who invest in a single share of BCRH enjoy the benefit of investing in a share that is diversified by underlying investments of greater than 1,819 positions in catastrophe related insurance contracts, as at July 1, 2016.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Financial Highlights

First nine months of 2016 results:
-
5.5% growth in book value per
share
-
$10.3 million of net income and a
combined ratio of 66.4%
Impacted by a higher
frequency of global
catastrophe events in
second quarter 2016
BCRH has generated very strong
results in its first two full years of
operations
-
11.4% Growth in Book Value Per
Share inclusive of dividends paid
in 2015
-
Benign catastrophe losses have
contributed to strong earnings
and book value growth
-
Returned 90.4% of distributable
income through regular and
special dividends
Financial Results
2014
2015
3Q16 YTD
Production:
Gross Premiums Written
(in millions)
$45.0
$38.6
$34.5
Net Premiums Earned
(in millions)
$43.9
$38.3
$32.1
Underwriting Results:
Loss Ratio
39.0%
6.9%
32.3%
Expense Ratio
28.2%
38.4%
34.1%
Combined Ratio
67.2%
45.3%
66.4%
Per Share Data:
Earnings per Share
$1.72
$2.36
$1.17
Regular Dividends Declared
$0.90
$0.90
$0.90
Special Dividends Declared
$0.66
$1.24
$0.00
Total Dividends Declared
$1.56
$2.14
$0.90
Earnings Payout Ratio
90.4%
90.4%
76.9%
Fully Converted Book Value Per
Share
$20.62
$21.41
$20.44
Growth in Book Value Per Share,
Including Dividends Paid
8.7%
11.4%
5.5%

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Risk Management: Single Event Loss Exposure Maintained
Within Underwriting Guidelines
(1)
Our single event loss estimates represent snapshots as of June 1, 2016. The composition of our in-force portfolio may change materially at any time due to the acceptance of new policies, losses incurred, the expiration of existing policies and changes in our ceded reinsurance and derivative protections. Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event.
The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models
are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. For a listing of risks related to BCRH and its future performance, please see “Risk Factors” in BCRH’s most recent Annual Report on Form 10-K
and Quarterly Reports on Form 10-Q.
(2)
A “100-year” return period can also be referred to as the 1.0% occurrence exceedance probability (“OEP”), meaning there is a 1.0% chance in any given year that this level will be exceeded. A “250-year” return period can also be referred to as the 0.4% OEP, meaning there is a 0.4% chance in any given year that this level will be exceeded.
Projected
Net
Impact
From
Single
Event
Losses
(1)
at
Specified
Return
Periods
Net Impact
(millions)
Return Period
(2)
% of September 30, 2016
Shareholders’ Equity
U.S. -
Florida Hurricane
$ 54
1 in 100 year
30%
Japan –
Earthquake
$ 32
1 in 250 year
18%
All other zones
less than 15%

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Conclusion
Investments in catastrophe reinsurance contracts are largely uncorrelated to other financial market risks
Attractive return profile with negligible risk from financial assets
Leverages Endurance, a market recognized leading global specialty insurer and reinsurer
Provides access to greater than 90% of market of catastrophe risk opportunities which enhances diversification and risk selection
Differentiated reinsurance risk selection & portfolio construction approach
Close alignment of interest between Endurance, BCRH and shareholders

Appendix Blue Capital Management Ltd. is licensed to conduct investment business by the Bermuda Monetary Authority Blue Capital is a registered trademark

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Endurance Provides a Strong Support Base for BCRH

•
“A” ratings from A.M. Best and S&P
•
$5.0 billion of shareholders’ equity available to
the Company ($5.7 billion of total capital) as of
September 30, 2016.
•
Conservative, short-duration, AA-
rated
investment portfolio
•
Prudent reserves that have historically developed
favorably since our inception
•
Diversified and efficient capital structure with
reduced leverage
•
Since inception returned nearly $2.2 billion to
investors through dividends and share
repurchases
•
Maintains $50 million anchor investment in
BCRH
•
Gross premiums written of $4.0 billion on a
trailing 12 month basis
•
Balanced portfolio of insurance and reinsurance
diversified by product/geography in both short
and long tail lines
•
Proven leader in specialty insurance and
reinsurance and a market leader in global
catastrophe reinsurance
•
The alignment with Endurance provides the
Company access to a large, well-diversified
catastrophe reinsurance portfolio
•
In October 2016, Endurance signed a merger
agreement with Sompo
Holdings, Inc., one of
the largest insurance companies in Japan
Endurance’s Strong Balance Sheet and Capital
Endurance’s strong and seasoned franchise
•
$496 million of catastrophe gross premiums written on a trailing 12 month basis as of September 30, 2016
•
Continuous improvement in performance and market positioning
Endurance’s Diversified Portfolio of Businesses

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE
Support Provided By Endurance Through Service Agreements
and Direct Investment

Holders of
Common
Stock
Blue Capital
Reinsurance
Holdings
Ltd.
Blue Capital
Re Ltd.
Blue Capital
Re ILS Ltd.
Endurance
Specialty
Holdings
Ltd.
Endurance
Specialty
Insurance
Ltd.
Blue Capital
Management Ltd.
4.7%
Owned
28.6%
Owned
Service
Agreements
66.7%
Owned
Wholly
Owned
Wholly
Owned

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

Blue
Capital
has
unique
direct
access
to
the
traditional
catastrophe
reinsurance
market
through
its
reinsurance
team
and
its
direct
relationship
with
Endurance:
Access
to
broader
$350
billion
global
property
catastrophe
market
Provides
BCRH
investor
access
to
>
90%
of
the
market
of
catastrophe
risk
opportunities;
not
all
of
these
opportunities
are
accessible
by
standalone
reinsurance
fund
managers
Collateralized
reinsurance
capability
provides
additional
access
to
growing
segment
in
the
global
catastrophe
reinsurance
market
.
BCRH actively invests in a diversified range of traditional reinsurance and ILS products
Broad Access to Growing Market
BCRH accesses entire market with
strategic focus on the largest segment
Source Guy Carpenter as at January 1, 2016.
Alternative
Market
20%
Traditional
Catastrophe
Reinsurance
Market
80%
Growing demand for alternative capital

CONTACT: Adam Szakmary President and CEO +1-441-278-0400 Adam. Szakmary@bluecapital.bm BLUE CAPITAL MANAGEMENT LTD. Waterloo House 100 Pitts Bay Road Pembroke HM 08 Bermuda